SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 21, 2005 (June 21, 2005)

AMC ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8747	43-1304369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street Kansas City, Missouri		64105
(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code

(816) 221-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 21, 2005, AMC Entertainment Inc. (“AMCE”) and Loews Cineplex Entertainment Corporation (“Loews”) announced that their respective holding companies, Marquee Holdings Inc. (“Holdings”) and LCE Holdings, Inc. (“LCE”),  entered into a definitive merger agreement that would result in the combination of their businesses, the merger of LCE and Holdings, with Holdings continuing as the holding company for the merged businesses, and the merger of Loews and AMCE, with AMCE continuing after the merger (collectively, the “Merger”).

On June 21, 2005, AMCE issued a press release relating to the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 –  Press Release of AMCE, issued June 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	June 21, 2005	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer